Exhibit 10.4

JOINDER AGREEMENT

(PG&E Recovery Funding LLC)

This Joinder Agreement, dated as of August 1, 2024 (this “Joinder Agreement”) is entered into by and among Pacific Gas and Electric Company (the “Company”), Citibank, N.A., in its role as Collection Account Agent under the Agreement (as defined below), PG&E Recovery Funding LLC (a “Securitization SPV”), and The Bank of New York Mellon Trust Company, N.A., not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”) under the Indenture (as defined below) (the “Joined Party”) in connection with, and pursuant to, the Collection Account Intercreditor Agreement, dated as of October 5, 2020 (such agreement as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among the Company, MUFG Bank, LTD., as RFA Administrative Agent, each trustee, indenture trustee, lender, administrative agent, collateral agent, purchaser or other party (excluding any Securitization SPV) joined by execution of the Joinder Agreement, each Securitization SPV joined by execution of a Joinder Agreement and Citibank, N.A., not in its individual capacity but solely as agent (the “Collection Account Agent”). Capitalized terms used but not defined herein shall have the meanings given them in the Agreement.

The “Joined Party Transaction Documents”, when used in the Agreement with respect to the undersigned, shall mean:

•	Recovery Property Purchase and Sale Agreement, dated as of August 1, 2024, between the Company, as seller and PG&E Recovery Funding LLC, as issuer;

•

Recovery Property Servicing Agreement, dated as of August 1, 2024 (the “AB 1054 III Servicing Agreement”), between the Company, as servicer (the “AB 1054 III Servicer”) and PG&E Recovery Funding LLC, as issuer;

•	Indenture, dated as of August 1, 2024 (the “Base Indenture”), between the Indenture Trustee and PG&E Recovery Funding LLC, as issuer; and

•	Series Supplement, dated as of August 1, 2024 (the “Supplement” and, collectively with the Base Indenture, the “Indenture”), between Indenture Trustee and PG&E Recovery Funding LLC, as issuer.

The “Joined Party Transaction Collateral”, when used in the Agreement with respect to the undersigned, shall mean:

Customer Charges consisting of Recovery Property (as defined in the Base Indenture) that constitute Fixed Recovery Charges (as defined in the Base Indenture) and the right to obtain adjustments to those Fixed Recovery Charges.

The Joined Party, by its execution and delivery of this Agreement, agrees to the terms and conditions of the Agreement and to be bound thereby as a Joined Party; it being understood that the obligations of the Indenture Trustee, as Administrative Agent, to indemnify or reimburse the Collection Account Agent under the terms thereof, are (i) solely in its capacity as Indenture Trustee under the Indenture and (ii) not an obligation of The Bank of New York Mellon Trust Company, N.A. in its respective individual or corporate capacity. The Company agrees to the obligations of the Company under the Joined Party Transaction Documents and that the Company is entitled to the benefits of the Agreement and is subject to the other terms and conditions of the Agreement.

In connection with any claim at any time made by the Collection Account Agent pursuant to the terms of Section 29.1 of the Agreement, the AB 1054 III Servicer hereby directs the Indenture Trustee to make provision pursuant to the terms of the Indenture to satisfy such claim.

The Securitization SPV, by its execution and delivery of this Agreement, agrees to the terms and conditions of the Agreement and to be bound thereby as a Securitization SPV. The Company and the Securitization SPV agree to the obligations of the Company under the Joined Party Transaction Documents and that the Company is entitled to the benefits of Agreement and is subject to the other terms and conditions of the Agreement.

Notices to the Joined Party and the Securitization SPV to be delivered pursuant to Section 26 of the Agreement may be delivered at the following address:

With respect to the Securitization SPV:

PG&E Recovery Funding LLC

c/o Pacific Gas and Electric Company

300 Lakeside Drive

Oakland, CA 94612

Telephone: (415) 973-1000

With respect to the Joined Party:

The Bank of New York Mellon Trust Company, N.A.

311 S. Wacker Drive, Suite 6200B

Floor 62, Mailbox #44

Chicago, IL 60606

Attn: ABS Structured Finance

Telephone: (312) 827-8604

Email: darnella.tinnel@bnymellon.com

with a copy to:

Pacific Gas and Electric Company

300 Lakeside Drive

Oakland, CA 94612

Attention: Treasurer

Telephone: (415) 973-7000

Email: BankingandMoneyManagementDepartment@pge.com

The “Joined Party Account”, when used in the Agreement with respect to the Joined Party shall mean:

Bank Name:	The Bank of New York Mellon Trust Company, N.A.

ABA Routing No.:	[***][1]
Account No.:	[***]
Account Name:	[***]
Reference:	[***]
Attn:	[***]

[1]	Redacted.

THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

This Joinder Agreement may be executed by one or more of the parties to this Joinder Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Joinder Agreement by facsimile transmission, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart hereof or any other electronic means as provided in the immediately following sentence. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Joinder Agreement and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[signatures appear on the following page]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of this 1st day of August, 2024.

PACIFIC GAS AND ELECTRIC COMPANY

By:	/s/ Margaret K. Becker
Name: Margaret K. Becker
Title: Vice President, Internal Audit and Treasurer

CITIBANK, N.A.

By:	/s/ Diana Gulyan
Name: Diana Gulyan
Title: Senior Trust Officer

PG&E RECOVERY FUNDING LLC

By:	/s/ Monica Klemann
Name: Monica Klemann
Title: Manager, Treasurer and Secretary

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

Signature Page to Joinder Agreement